UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 12, 2021

MaxLinear, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5966 La Place Court, Suite 100, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (760) 692-0711
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	MXL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Approval of Amended and Restated Bylaws
On April 12, 2021, the board of directors (the “Board”) of MaxLinear, Inc., a Delaware corporation (the “Company,” “us,” or “our”), adopted amended and restated bylaws to, among other matters, include a forum selection provision for stockholder litigation and governance disputes, amend and update certain information requirements and other provisions relating to stockholder nominations and proposals, and update various administrative and ministerial provisions relating to stockholder meetings and corporate governance.
The forum selection provision adds a new Article XI to our bylaws and provides that claims relating to Delaware law-oriented matters must be brought in the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, in another state court in Delaware or in federal district court for the District of Delaware). Subject to certain exceptions, actions required to be brought in Delaware include derivative claims or proceedings brought on behalf of the Company; claims asserting breach of a fiduciary duty by any of our directors, stockholders, officers, or employees; claims arising under any provision of the Delaware General Corporation Law or our charter or bylaws; and claims governed by the internal affairs doctrine. The provision also provides that United States federal district courts shall be the sole and exclusive forum for the resolution of claims asserting a cause of action arising under the Securities Act of 1933, as amended, against any person in connection with any offering of our securities (including, without limitation, any auditor, underwriter, expert, control person, or other defendant).
The amendments relating to advance notice of stockholder nominations and proposals govern, among other terms, the timing and process for bringing stockholder nominations and proposals and the information required to be provided to us. The balance of the amendments relates principally to the processes for and conduct of stockholder meetings and also includes updates based on changes in Delaware law since our bylaws were originally adopted in connection with our initial public offering. The amendments also remove references to the Class B shares and board designees, which are no longer applicable.
The foregoing description of our amended and restated bylaws is qualified in its entirely by reference to our complete amended and restated bylaws, which are filed herewith as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit	Description
3.2	Amended and Restated Bylaws (as amended and restated on April 12, 2021).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 13, 2021	MAXLINEAR, INC.

(Registrant)

		By:	/s/ Steven Litchfield
Steven Litchfield
Chief Financial Officer and Chief Corporate Strategy Officer

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